UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2018

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1125 E. Broadway, Suite 770

Glendale, California 91250

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2018, pursuant to an Acquisition Agreement, Anvia Holdings Corporation (the “Company”), through its wholly-owned subsidiary Doubleline Capital Sdn Bhd, acquired all of the issued and outstanding capital stock of All Crescent Sdn Bhd, a Malaysian company, which owns technology assets, including learning management systems and an exclusive license with government funding for semiconductor industry technical training.. The purchase price paid by the Company was $130,166 in cash and 200,000 shares of its common stock valued at $194,000 or $0.97 per shares, which was the closing price of the Company’s common stock on the OTC:QB Market on December 28, 2018.

All Crescent Sdn Bhd is a Malaysian company specialized in the internet of things (IOT). It has one subsidiary namely Sage Interactive Sdn Bhd, which owns a minority stake in Celex Media Sdn Bhd. All companies are Malaysian companies that own and operate blended learning and e-content software and applications. The companies have been operating for more than 20 years in Malaysia specializing in developing and providing learning management technologies, learning solutions and eContent for small and medium companies and government agencies.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 2, 2019, Anvia issued a press release announcing the purchase of All Crescent Sdn Bhd, a Malaysian company. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The Registrant hereby undertakes to file the financial statements if required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)

Pro Forma Financial Statements.

The Registrant hereby undertakes to file the pro forma financial information if required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d) Exhibits

Exhibit No.	Description
10.1	Acquisition Agreement between Doubleline Capital, the Company’s wholly-owned subsidiary and All Crescent Sdn Bhd dated December 28, 2018.
99.1	Press Release issued January 2, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Dated: January 4, 2019	By:	/s/ Ali Kasa
Ali Kasa President